Supplement dated October 19, 2018
to the Statement of Additional Information (SAI), dated May 1, 2018, as supplemented, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Dividend Opportunity Fund
Effective immediately, the information for Columbia Variable Portfolio – Dividend Opportunity Fund under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP – Dividend Opportunity Fund	David King(g)	3 RICs 5 other accounts	$3.07 billion $20.15 million	None	Columbia Management	Columbia Management
	Yan Jin(g)	3 RICs 6 other accounts	$3.07 billion $3.97 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(g)	The portfolio manager began managing the Fund after its last fiscal year end. Reporting information is provided as of March 31, 2018.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6468-5 A (10/18)